                                                                Exhibit 99.6
                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

I.  RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                        612,805.92
Available Funds:
       Contract Payments due and received in this period                                                                5,983,219.22
       Contract Payments due in prior period(s) and received in this period                                               468,759.47
       Contract Payments received in this period for next period                                                          247,587.19
       Sales, Use and Property Tax, Maintenance, Late Charges                                                             238,225.73
       Prepayment Amounts related to early termination in this period                                                   1,597,851.29
       Servicer Advance                                                                                                   943,438.07
       Proceeds received from recoveries on previously Defaulted Contracts                                                      0.00
       Transfer from Reserve Account                                                                                        6,693.11
       Interest earned on Collection Account                                                                                5,065.59
       Interest earned on Affiliated Account                                                                                  535.16
       Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                              0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01
         (Substituted contract < Predecessor contract)                                                                     46,168.12
       Amounts paid under insurance policies                                                                                    0.00
       Any other amounts                                                                                                        0.00
                                                                                                                       -------------
Total Available Funds                                                                                                  10,150,348.87
Less: Amounts to be Retained in Collection Account                                                                        711,243.87
                                                                                                                       -------------
AMOUNT TO BE DISTRIBUTED                                                                                                9,439,105.00
                                                                                                                       =============

DISTRIBUTION OF FUNDS:

       1.   To Trustee -  Fees                                                                                                  0.00
       2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                    468,759.47
       3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                a) Class A1 Principal and Interest                                                                              0.00
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                                          0.00
                a) Class A3 Principal (distributed after A2 Note matures) and Interest                                  6,875,708.43
                a) Class A4 Principal (distributed after A3 Note matures) and Interest                                    517,178.81
                b) Class B Principal and Interest                                                                         126,085.09
                c) Class C Principal and Interest                                                                         254,084.39
                d) Class D Principal and Interest                                                                         170,920.61
                e) Class E Principal and Interest                                                                         230,719.14

       4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                             0.00
       5.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)                            147,260.92
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)                           223,265.68
                c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                  6,693.11
       6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                    243,826.48
       7.   To Servicer, Servicing Fee and other Servicing Compensations                                                  174,602.87
                                                                                                                       -------------
TOTAL FUNDS DISTRIBUTED                                                                                                 9,439,105.00
                                                                                                                       =============
                                                                                                                       -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}                711,243.87
                                                                                                                       =============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                      $6,443,748.69
         - Add Investment Earnings                                                                                          6,693.11
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
         - Less Distribution to Certificate Account                                                                         6,693.11
                                                                                                                       -------------
End of period balance                                                                                                  $6,443,748.69
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $6,443,748.69
                                                                                                                       =============

                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003
III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                                                     194,312,575.52
                  Pool B                                                                      51,530,051.88
                                                                                             --------------
                                                                                                                     245,842,627.40
Class A Overdue Interest, if any                                                                       0.00
Class A Monthly Interest - Pool A                                                                666,765.05
Class A Monthly Interest - Pool B                                                                176,820.45

Class A Overdue Principal, if any                                                                      0.00
Class A Monthly Principal - Pool A                                                             4,947,523.90
Class A Monthly Principal - Pool B                                                             1,601,777.84
                                                                                             --------------
                                                                                                                       6,549,301.74
Ending Principal Balance of the Class A Notes
                  Pool A                                                                     189,365,051.62
                  Pool B                                                                      49,928,274.04
                                                                                             --------------
                                                                                                                     --------------
                                                                                                                     239,293,325.66
                                                                                                                     ==============

----------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $378,036,000     Original Face $378,036,000            Balance Factor
 $ 2.231495                           $ 17.324545                        63.299084%
--------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                                           0.00
                  Class A2                                                                           0.00
                  Class A3                                                                 111,306,627.40
                  Class A4                                                                 134,536,000.00
                                                                                           --------------
Class A Monthly Interest                                                                                            245,842,627.40
                  Class A1 (Actual Number Days/360)                                                  0.00
                  Class A2                                                                           0.00
                  Class A3                                                                     326,406.69
                  Class A4                                                                     517,178.81
                                                                                           --------------
Class A Monthly Principal
                  Class A1                                                                           0.00
                  Class A2                                                                           0.00
                  Class A3                                                                   6,549,301.74
                  Class A4                                                                           0.00
                                                                                           --------------
                                                                                                                      6,549,301.74
Ending Principal Balance of the Class A Notes
                  Class A1                                                                           0.00
                  Class A2                                                                           0.00
                  Class A3                                                                 104,757,325.66
                  Class A4                                                                 134,536,000.00
                                                                                           --------------           --------------
                                                                                                                    239,293,325.66
                                                                                                                    ==============

Class A1

----------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $122,000,000     Original Face $122,000,000            Balance Factor
 $      2.675465                     $   53.682801                      85.866660%
--------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                     Pool A                                                  3,310,195.28
                     Pool B                                                    877,835.78
                                                                             ------------
                                                                                                       4,188,031.06
Class B Overdue Interest, if any                                                     0.00
Class B Monthly Interest - Pool A                                               11,472.59
Class B Monthly Interest - Pool B                                                3,042.43
Class B Overdue Principal, if any                                                    0.00
Class B Monthly Principal - Pool A                                              84,283.12
Class B Monthly Principal - Pool B                                              27,286.95
                                                                             ------------
                                                                                                         111,570.07
Ending Principal Balance of the Class B Notes
                     Pool A                                                  3,225,912.16
                     Pool B                                                    850,548.83
                                                                             ------------
                                                                                                       ------------
                                                                                                       4,076,460.99
                                                                                                       ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $6,440,000   Original Face $6,440,000         Balance Factor
      $ 2.253885                  $ 17.324545                  63.299084%
-----------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                     Pool A                                                        6,625,530.64
                     Pool B                                                        1,757,034.71
                                                                                   ------------
                                                                                                             8,382,565.35
Class C Overdue Interest, if any                                                           0.00
Class C Monthly Interest - Pool A                                                     24,321.22
Class C Monthly Interest - Pool B                                                      6,449.78
Class C Overdue Principal, if any                                                          0.00
Class C Monthly Principal - Pool A                                                   168,697.12
Class C Monthly Principal - Pool B                                                    54,616.27
                                                                                   ------------
                                                                                                               223,313.39
Ending Principal Balance of the Class C Notes
                     Pool A                                                        6,456,833.52
                     Pool B                                                        1,702,418.44
                                                                                   ------------
                                                                                                             ------------
                                                                                                             8,159,251.96
                                                                                                             ============

------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $12,890,000  Original Face $12,890,000        Balance Factor
       $ 2.387199                 $ 17.324545                  63.299084%
-----------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                     Pool A                                                        4,415,307.09
                     Pool B                                                        1,170,902.10
                                                                                   ------------
                                                                                                             5,586,209.19
Class D Overdue Interest, if any                                                           0.00
Class D Monthly Interest - Pool A                                                     17,469.90
Class D Monthly Interest - Pool B                                                      4,632.87
Class D Overdue Principal, if any                                                          0.00
Class D Monthly Principal - Pool A                                                   112,421.12
Class D Monthly Principal - Pool B                                                    36,396.72
                                                                                   ------------
                                                                                                               148,817.84
Ending Principal Balance of the Class D Notes
                     Pool A                                                        4,302,885.97
                     Pool B                                                        1,134,505.38
                                                                                   ------------
                                                                                                             ------------
                                                                                                             5,437,391.35
                                                                                                             ============

-----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $8,590,000   Original Face $8,590,000         Balance Factor
     $ 2.573081                  $ 17.324545                   63.299084%
-----------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                     Pool A                                                         5,520,418.86
                     Pool B                                                         1,463,968.41
                                                                                    ------------
                                                                                                              6,984,387.27
Class E Overdue Interest, if any                                                            0.00
Class E Monthly Interest - Pool A                                                      35,293.88
Class E Monthly Interest - Pool B                                                       9,359.64
Class E Overdue Principal, if any                                                           0.00
Class E Monthly Principal - Pool A                                                    140,559.12
Class E Monthly Principal - Pool B                                                     45,506.50
                                                                                    ------------
                                                                                                                186,065.62
Ending Principal Balance of the Class E Notes
                     Pool A                                                         5,379,859.74
                     Pool B                                                         1,418,461.91
                                                                                    ------------
                                                                                                              ------------
                                                                                                              6,798,321.65
                                                                                                              ============

-----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $10,740,000  Original Face $10,740,000        Balance Factor
       $ 4.157683                 $ 17.324546                  63.299084%
-----------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                     Pool A                                                          6,624,115.16
                     Pool B                                                          1,756,659.34
                                                                                     ------------
                                                                                                         8,380,774.50
Residual Interest - Pool A                                                             119,137.39
Residual Interest - Pool B                                                              28,123.53
Residual Principal - Pool A                                                            168,661.08
Residual Principal - Pool B                                                             54,604.60
                                                                                     ------------
                                                                                                           223,265.68
Ending Residual Principal Balance
                     Pool A                                                          6,455,454.08
                     Pool B                                                          1,702,054.74
                                                                                     ------------
                                                                                                         ------------
                                                                                                         8,157,508.82
                                                                                                         ============

X. PAYMENT TO SERVICER

- Collection period Servicer Fee                                                                      174,602.87
- Servicer Advances reimbursement                                                                     468,759.47
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                                     243,826.48
                                                                                                      ----------
Total amounts due to Servicer                                                                         887,188.82
                                                                                                      ==========

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                    220,808,142.53

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                       0.00

Decline in Aggregate Discounted Contract Balance                                                                   5,622,145.45

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                 --------------
   ending of the related Collection Period                                                                       215,185,997.08
                                                                                                                 ==============

Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments and Servicer Advances                               4,203,791.91

    - Principal portion of Prepayment Amounts                                                    1,418,353.54

    - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                  0.00

    - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
           Contracts during the Collection Period                                                        0.00

    - Aggregate Discounted Contract Balance of Substitute Contracts added during
           Collection Period                                                                             0.00

    - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
           during Collection Period                                                                      0.00

                                                                                                 ------------
                        Total Decline in Aggregate Discounted Contract Balance                   5,622,145.45
                                                                                                 ============

POOL B
Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                     58,556,452.20

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                       0.00

Decline in Aggregate Discounted Contract Balance                                                                   1,820,188.89

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                  -------------
   ending of the related Collection Period                                                                        56,736,263.31
                                                                                                                  =============

Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments and Servicer Advances                               1,647,890.43

    - Principal portion of Prepayment Amounts                                                      172,298.46

    - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                  0.00

    - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
           Contracts during the Collection Period                                                        0.00

    - Aggregate Discounted Contract Balance of Substitute Contracts added during
           Collection Period                                                                             0.00

    - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
           during Collection Period                                                                      0.00

                                                                                                 ------------
                        Total Decline in Aggregate Discounted Contract Balance                   1,820,188.89
                                                                                                 ============

                                                                                                                  --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 271,922,260.39
                                                                                                                  ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

XIII. Cumulative Detail of Substituted Contracts - Prepayments

POOL A                                                                                                 Predecessor
                                                             Discounted        Predecessor              Discounted
Lease #        Lessee Name                                  Present Value        Lease #               Present Value
--------------------------------------------------          --------------    ---------------        ----------------
3092-701       RADIOLOGY SPECIALISTS, LTD                  $ 1,285,497.56         3083-701          $     619,156.09
1026-005       THE HIT FACTORY, INC                        $ 3,940,729.70         2706-201          $      81,139.77
3729-001       MEADOWBROOK PET ASSOC                       $ 1,587,776.40         2706-203          $     173,283.13
3729-002       MEADOWBROOK PET ASSOC                       $   274,210.76         2706-204          $      69,644.93
               CASH                                        $   134,588.62         2706-205          $     564,127.48
                                                                                  2706-206          $     150,000.35
                                                                                  2706-208          $     272,302.96
                                                                                  2706-209          $     445,577.17
                                                                                  2706-210          $      51,850.10
                                                                                  2714-201          $     647,026.56
                                                                                  2714-202          $     561,533.95
                                                                                  3020-001          $   2,920,819.08
2140-502       THE HIT FACTORY OF FLORIDA                  $ 1,662,459.55         2046-203          $     390,131.10
               CASH                                           $ 45,960.10         2716-201          $   1,047,478.02
                                                                                  2716-202          $     270,810.53
                                                           --------------                           ----------------
Totals:                                                    $ 8,931,222.69                           $   8,264,881.22

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $   8,264,881.22
b) ADCB OF POOL A AT CLOSING DATE                                                                   $ 323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                2.55%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                            $ 1,708,419.65
b)Total discounted Contract Balance of Substitute Receivables                              $ 1,662,459.55
c) If(a) > (b), amount to be deposited in Collection Account per Contribution &
Servicing Agreement Section 7.02                                                           $    45,960.10

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                           YES_______   X    NO

POOL B

                                                                                                                  Predecessor
                                                                  Discounted                 Predecessor          Discounted
Lease #        Lessee Name                                       Present Value                 Lease #           Present Value
-----------------------------------------------                  -------------               -----------       ----------------
               NONE

                                                                 --------                                      ----------------
                                        Totals:                  $   0.00                                      $           0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $           0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                              $ 105,739,115.35
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
     RATING AGENCY APPROVES)                                                                                               0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $ 0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $ 0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES_______   X    NO

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                             Predecessor
                                                              Discounted             Predecessor              Discounted
Lease #    Lessee Name                                       Present Value             Lease #               Present Value
--------------------------------------------------          ---------------         --------------         ------------------
3694-002   Community Radiology of Virginia, Inc.            $  3,261,116.93           2771-001              $    3,215,821.21
3718-002   USD Dayton, Inc. and USD Dayton Holding          $    758,012.82           2973-003              $      180,086.79
3718-003   USD Dayton, Inc. and USD Dayton Holding          $  2,385,619.17           3042-701              $      496,910.77
                                                                                      3042-702              $      496,545.09
                                                                                      3042-703              $      568,430.94
                                                                                      2696-001              $      229,571.22
                                                                                      1789-003              $      245,541.19
                                                                                      2973-001              $      545,805.09
                                                                                      2003385-004           $      228,502.25
                                                                                      2008553-001           $       27,358.62
                                                                                      2009504-003           $       15,700.20
                                                            ---------------                                 -----------------
Totals:                                                     $  6,404,748.92                                 $    6,250,273.37

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
    CONTRACTS                                                                                                    6,250,273.37
b) ADCB OF POOL A AT CLOSING DATE                                                                           $  323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         1.93%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                        $ 0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $ 0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                           YES________  NO    X

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                 Predecessor
                                                                           Discounted         Predecessor         Discounted
Lease #    Lessee Name                                                   Present Value         Lease #         Present Value
-----------------------------------------------------------------        --------------      -----------     -----------------
           NONE

                                                                          -------                             ----------------
Totals:                                                                   $  0.00                             $           0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                  $           0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                             $ 105,739,115.35
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                          0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                        $ 0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $ 0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                            YES_______  NO    X

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.  Aggregate Discounted Contract Balance

Contracts Delinquent > 90 days                                           Total Outstanding Contracts
This Month                                          6,584,090.76         This Month                           271,922,260.39
1 Month Prior                                       5,297,543.70         1 Month Prior                        279,364,594.73
2 Months Prior                                      3,492,000.99         2 Months Prior                       291,538,237.25

Total                                              15,373,635.45         Total                                842,825,092.37

a) 3 Month Average                                  5,124,545.15         b) 3 Month Average                   280,941,697.46

c) a/b                                                      1.82%

2. Does a Delinquency Condition Exist (1c > 6% )?      Yes__________ No       X

3. Restricting Event Check

   A. A Delinquency Condition exists for current
   period?                                             Yes__________ No       X

   B. An Indenture Event of Default has occurred
   and is then continuing?                             Yes__________ No       X

4. Has a Servicer Event of Default occurred?           Yes__________ No       X

5. Amortization Event Check

   A. Is 1c  > 8% ?                                    Yes__________ No       X

   B. Bankruptcy, insolvency, reorganization;
   default/violation of any covenant or obligation
   not remedled within 90 days?                        Yes__________ No       X

   C. As of any Determination date, the sum of all
   defaulted contracts since the Closing date
   exceeds 6% of the ADCB on the Closing Date?         Yes__________ No       X

6. Aggregate Discounted Contract Balance at
   Closing Date                                      Balance  $ 429,583,246.18

   DELINQUENT LEASE SUMMARY

Days Past Due                     Current Pool Balance                            # Leases
-------------                     --------------------                            --------
 31 - 60                            18,686,331.78                                   46
 61 - 90                             1,377,664.54                                   12
91 - 180                             6,584,090.76                                   25

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization